UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) November 14, 2006
                                                 -------------------------------


                          CADENCE FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)


      Mississippi                          1-15773               64-0694755
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(State or other jurisdiction            (Commission            (IRS Employer
    of incorporation)                    File Number)        Identification No.)


301 East Main Street, Starkville, Mississippi                      39759
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 (Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code (662) 343-1341
                                                   -----------------------------

                                       n/a
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01  Completion of Acquisition or Disposition of Assets.

On November 14, 2006, Cadence Financial Corporation ("NBY") issued a press release announcing that it had completed the acquisition of Seasons Bancshares, Inc. The information contained in the press release is incorporated herein by reference and furnished as Exhibit 99.1 hereto.


Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits.

        Exhibit Number          Description of Exhibit
        --------------          ----------------------
        99.1                    Press release issued November 14, 2006

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CADENCE FINANCIAL CORPORATION
                                ------------------------------------------------
                                                (Registrant)

Date:  November 14, 2006
                                By:     /s/ Richard T. Haston
                                        ----------------------------------------
                                        Richard T. Haston
                                        Executive Vice President,
                                        Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit         Description
-------         -----------

99.1            Press Release dated November 14, 2006